UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 2, 2021

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $1.00 par value per share	WEYS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Financial Officer Retirement and Appointment

On November 2, 2021, Weyco Group, Inc. (“Weyco” or the “Company”) announced that John F. Wittkowske, age 62, the Company’s Senior Vice President, Chief Financial Officer and Secretary since 2002, will retire effective May 6, 2022. Judy Anderson, age 54, currently the Company’s Vice President of Finance, Treasurer and Principal Accounting Officer, will become the Company’s Chief Financial Officer and Secretary (“CFO”).

In connection with Mr. Wittkowske’s retirement, Mr. Wittkowske’s unvested stock options and restricted stock will vest on May 6, 2022, with no further restrictions.

Ms. Anderson, a Certified Public Accountant, joined the Company in 1996 and has held various financial leadership roles, including, most recently, Vice President of Finance and Treasurer where she has served for the past 17 years. Prior to joining Weyco, Ms. Anderson worked in the Milwaukee audit practice of KPMG.

The Company has not entered into or materially amended any material plan, contract, or arrangement with, or granted any equity awards to, Ms. Anderson in connection with her future appointment as CFO.

Item 7.01 Regulation FD Disclosure

The Company issued a press release announcing the retirement of Mr. Wittkowske and the appointment of Ms. Anderson. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 - Press release issued by the registrant, dated November 2, 2021.

104 - Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2021	WEYCO GROUP, INC.

/s/ John F. Wittkowske
John Wittkowske
Senior Vice President/CFO